6316 P1 1122

SUPPLEMENT DATED NOVEMBER 3, 2022

TO THE PROSPECTUS DATED JANUARY 1, 2022

OF

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

(a series of Templeton Funds)

The Prospectus is amended as follows:

I. All references to Lauran Halpin have been removed from the “Fund Summaries – Portfolio Managers” and the “Fund Details – Management” sections of the prospectus.

Please keep this supplement with your prospectus for future reference.